Summary of Future Minimum Lease Payments Required Under Operating Leases that have Initial or Remaining Non-cancelable Lease Terms in Excess of One Year (Detail) (USD $)
In Thousands, unless otherwise specified
	Mar. 31, 2013	Dec. 31, 2012
Summary of future minimum lease payments required under operating leases that have initial or remaining non-cancelable lease terms in excess of one year
2013	$ 273	$ 367
2014	363	363
2015	372	372
2016	97	97
2017		3
Total	$ 1,105	$ 1,202